Exhibit 10.2

•
Revenue

Stamp

200 yen

Amended Contract

Date May 20, 2013

To: Bank of Tokyo-Mitsubishi UFJ
Central Building 8-F
	Address	Kayobashi 1-1-5, Chuo - Ku
Tokyo 104-0031 Japan
	Debtor	Calgon Carbon Japan KK
/s/ Natsuo Watase, President

Address

Guarantor

As of March 31, 2010, we hereby amend the following points of your loan (or debt) agreement or credit line agreement (This includes any accompanying clauses, amended contracts and requests to open loan private accounts. Hereinafter these are referred to as “Original Contract Documentation” and the first contract will be referred to as the “Original Contract”) with Bank of Tokyo-Mitsubishi UFJ will be amended, taking effect May 20, 2013.

Also, with the exception of the points amended in this contract, all provisions of original contract documentation will continue to be implemented as written.

Furthermore, obligation of guarantor will continue with debtor after agreeing to this contract.

1. Type of Original Contract

Please insert a circle o in the box to indicate original contract
0	Loan (Private Account) Agreement Document	1
	Loan (Private Account) Agreement Document ( including Association Guarantee)
	Special Loan Agreement Document	2
	Special Loan Agreement Document including Guarantee from Credit Guarantee Association
	Special Loan Agreement Document	3
	Loan ( Partner ) Agreement Document
	Loan ( Partner ) Agreement Document including Guarantee from Credit Guarantee Association
	Loan Agreement Document (Used for JPY spread loans)
	Loan Agreement Document (Used for JPY spread loans)
	Private Loan Account Agreement Document	4
	Loan Account Formula Savings Account Debt Agreement Document
	Tokai Credit Line ( Provisional Settlement ) Contract Document

Tokai Credit Line ( Contractual Settlement ) Contract Document
Tokai Credit Line ( Provisional Settlement ) Contract Document including Guarantee from Credit Guarantee Association
Tokai Credit Line (Contractual Settlement ) Contract Document including Guarantee from Credit Guarantee Association

2.  Current Maximum Amount       2,000,000,000 JPY exactly

3   Amendment Details

Please insert a circle to indicate applicable item		Before Amendment		After Amendment
0	Amendment of Maximum Amount	2,000,000,000 yen exactly		1,500,000,000 yen exactly
	Amendment of Contract Term	Term of Contract	Date / /	Term of Contract	Date / /
	Renewal (Automatic Extension) Term Amendments	Renewal Term		Renewal Term
			• years		• years

			• months		• months

	Amendment of Bank Account for Repayment (X6) 6 includes designated deposit account and designated account	Branch Name		Branch Name
		Type	Savings/Checking	Type	Savings/Checking
		Account Number		Account Number

For Bank Use

(Amendment Agreement (Credit (private/special) Shared Use)

In the following cases, signature/seal of guarantor are not necessary (excluding association guarantee)

(1) Reduction of limit

(2) Amendment of bank account for repayment

X1 Current/former Tokyo Mitsubishi Product

X2 Former UFJ Product

      Former Sanwa Product

X4 Former Tokai Product

Form 6

Seal of	Seal	Implementation
Approval	Verification

(Document Code: 17204)